STRALEM FUND

Supplement dated December 3, 2010
To the Statement of Additional Information dated March 1, 2010

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of Stralem Fund (the “Trust”) dated March 1, 2010.  You should retain this Supplement for future reference.  Copies of the SAI may be obtained free of charge by calling us at 1-866-822-9555 or by visiting www.Stralemfund.com.

--------------------------------------------------------

The following information supplements the section “Management of the Fund” found on pages 6-8 of the SAI:

On November 21, 2010, Jean-Paul Ruff, an Independent Trustee of the Fund for 31 years, passed away. The remaining Independent Trustees nominated and elected Geoff Gottlieb to fill the vacancy created by Mr. Ruff’s passing, which was approved by the entire board on November 29, 2010.

Mr. Geoff Gottlieb is the founder and director of Executive Wealth Management Limited (“EWM”), managing member of EWM LLC, and a director of EWM’s UK subsidiary, EWM Capital Limited.  EWM’s primary business is the design and administration of global executive compensation and investment plans for major financial firms and corporations.